UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On July 22, 2025, Old National Bancorp (the “Company”) announced that Timothy M. Burke, Jr. was appointed as President and Chief Operating Officer (“COO”) of the Company, effective as of the date of this Report. He succeeds Mark G. Sander, who has retired from the Company. Mr. Burke also will serve as President and COO, and as a member of the Board of Directors, of Old National Bank, a wholly-owned subsidiary of the Company. A copy of the press release announcing Mr. Burke’s appointment is attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on July 22, 2025.

Mr. Burke, age 49, has nearly 30 years of banking experience and, since 2016, has held positions of increasing responsibility at KeyBank, National Association, most recently serving as Executive Vice President, Head of the Central Region and Head of Field Enablement for the Commercial Bank at KeyBank, where he oversaw commercial banking services across 12 Midwestern markets, including those in Illinois, Indiana and Michigan. His prior leadership experience at KeyBank includes roles as Northeast Ohio Market President where he was responsible for driving collaboration across all business lines, including Retail, Business Banking, Commercial, Private Banking and Mortgage.

In connection with his appointment as President and COO of the Company, Mr. Burke entered into an Employment Agreement with the Company (the “Employment Agreement”). Under the Employment Agreement, Mr. Burke’s compensation consists of the following, subject to future adjustment by the Company’s Board of Directors: (i) an annual base salary of $750,000, (ii) participation in the Company’s annual incentive compensation plan with a target bonus opportunity of 100% of his base salary, with the award for 2025 (which is payable in 2026) set at a minimum of $750,000, (iii) an annual long-term equity award opportunity of 150% of his base salary (with the award allocated between restricted stock and performance share units), and (iv) participation in executive retirement, health and other employee benefit plans of the Company. In addition, in connection with his employment by the Company, Mr. Burke will receive a one-time cash signing bonus of $600,000, a service-based restricted stock award of 33,000 shares of the Company’s common stock, which will vest in equal installments over a four-year period from the date of grant, and reimbursement for certain relocation expenses.

Under his Employment Agreement, Mr. Burke is entitled to receive certain severance benefits in the event his employment is terminated without cause or for good reason (each as defined in the Employment Agreement), including (i) his pro-rated target annual bonus, (ii) in the absence of a change in control of the Company (as defined in the Employment Agreement), a payment equal to two times the sum of his annual base salary and target annual bonus or, following a change in control of the Company, a payment equal to the sum of three times his annual base salary and target annual bonus if the termination of employment occurs within 24 months following the change in control, and (iii) the dollar value of certain executive employee benefits.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, the form of which is applicable to certain executive officers of the Company and was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023, and is incorporated herein by reference.

In addition, in connection with his employment by the Company, Mr. Burke entered into a Confidentiality and Restrictive Covenants Agreement that includes certain confidentiality, non-competition and non-solicitation obligations consistent with the terms applicable to the Company’s other executive officers, the form of which was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023, and is incorporated herein by reference.

There are no family relationships between Mr. Burke and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Burke and any other person pursuant to which he was selected to become the President and COO of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1    Form of Employment Agreement (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023).

10.2    Form of Confidentiality and Restrictive Covenant Agreement (incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023).

99.1    Press Release issued by Old National Bancorp on July 22, 2025 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2025).

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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